UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

FREEPORT-McMoRan COPPER & GOLD INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 North Central Avenue Phoenix, AZ	85004-4414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Freeport-McMoRan Copper & Gold Inc. issued a press release dated June 20, 2014, announcing that its oil and gas subsidiary, Freeport-McMoRan Oil & Gas, has completed its previously announced sale of its Eagle Ford Shale assets to a subsidiary of Encana Corporation for cash consideration of $3.1 billion, before closing adjustments from the effective date of April 1, 2014, through the closing date. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By:	/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: June 20, 2014

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit Number

99.1	Press release dated June 20, 2014, titled “Freeport-McMoRan Completes Sale of Eagle Ford Interests for $3.1 Billion.”